Exhibit 99.1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1)(iii) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a Statement on Schedule 13D (including additional amendments thereto) with respect to the shares of Common Stock, $0.00001 par value per share, of BILL Holdings, Inc. This Joint Filing Agreement shall be filed as an Exhibit to such Statement.

Starboard Value LP

By:	/s/ Lindsey Cara
Lindsey Cara, Authorized Signatory of Starboard Value GP LLC, its general partner
Date:	09/04/2025

STARBOARD VALUE & OPPORTUNITY MASTER FUND LTD

By:	/s/ Lindsey Cara
Lindsey Cara, Authorized Signatory of Starboard Value LP, its investment manager
Date:	09/04/2025

STARBOARD VALUE & OPPORTUNITY S LLC

By:	/s/ Lindsey Cara
Lindsey Cara, Authorized Signatory of Starboard Value LP, its manager
Date:	09/04/2025

Starboard Value & Opportunity Master Fund L LP

By:	/s/ Lindsey Cara
Lindsey Cara, Authorized Signatory of Starboard Value L LP, its general partner
Date:	09/04/2025

Starboard Value L LP

By:	/s/ Lindsey Cara
Lindsey Cara, Authorized Signatory of Starboard Value R GP LLC, its general partner
Date:	09/04/2025

Starboard Value R GP LLC

By:	/s/ Lindsey Cara
Lindsey Cara, Authorized Signatory
Date:	09/04/2025

Starboard X Master Fund Ltd

By:	/s/ Lindsey Cara
Lindsey Cara, Authorized Signatory of Starboard Value LP, its investment manager
Date:	09/04/2025

Starboard Value GP LLC

By:	/s/ Lindsey Cara
Lindsey Cara, Authorized Signatory of Starboard Principal Co LP, its member
Date:	09/04/2025

Starboard Principal Co LP

By:	/s/ Lindsey Cara
Lindsey Cara, Authorized Signatory of Starboard Principal Co GP LLC, its general partner
Date:	09/04/2025

Starboard Principal Co GP LLC

By:	/s/ Lindsey Cara
Lindsey Cara, Authorized Signatory
Date:	09/04/2025

Smith Jeffrey C

By:	/s/ Lindsey Cara
Lindsey Cara, Attorney-in-Fact for Jeffrey C. Smith
Date:	09/04/2025

Feld Peter A

By:	/s/ Lindsey Cara
Lindsey Cara, Attorney-in-Fact for Peter A. Feld
Date:	09/04/2025